SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                         APRIL 10, 2003 (APRIL 9, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                        1-13726                 73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA              73118
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   (Address of principal executive offices)                    (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE

     Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on April 9, 2003. The following was included in the Press Release:


            CHESAPEAKE ENERGY CORPORATION ANNOUNCES ITS FIRST QUARTER
                  2003 PRODUCTION WILL EXCEED PREVIOUS GUIDANCE

       FULL-YEAR 2003 GUIDANCE ALSO INCREASED; COMPANY'S DEEP GAS DRILLING
            RESULTS CONTINUE TO EXCEED EXPECTATIONS; EARLY CLOSING OF
              EL PASO TRANSACTION ALSO BOOSTS FIRST QUARTER RESULTS

OKLAHOMA CITY, OKLAHOMA, APRIL 9, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has increased its projected range of first quarter 2003 production guidance to 55.0 - 55.5 billion cubic feet of natural gas equivalent (bcfe), an increase of 8% from its February 25, 2003 guidance. For the quarter, daily production is expected to average 611 - 617 million cubic feet of gas equivalent (mmcfe), 90% of which will be natural gas.

Chesapeake's new first quarter 2003 guidance is an increase of 4.0 bcfe over the previous range of 51.0 - 51.5 bcfe, or daily production of 567 - 572 mmcfe. Of this increase, 50% is attributable to the El Paso transaction closing one month earlier than expected and 50% is associated with Chesapeake's drilling programs generating better than forecasted production levels.

Chesapeake is also announcing today an increase in its second quarter 2003 and full-year 2003 production guidance to 60.0 - 60.5 bcfe and 237 - 243 bcfe, increases of 5% and 3% from the previous ranges of 57.0 - 57.5 bcfe and 230 - 235 bcfe. Of the projected full-year 2003 increase of 7-8 bcfe, 25% is attributable to the early El Paso closing with 75% related to Chesapeake's better than forecasted drilling success. As a result of this recent drilling success and an increasing number of newly identified high-potential exploration prospects developed by the company's geoscientists, Chesapeake has decided to increase its drilling, land and seismic capital expenditure budget to $575-600 million from previous guidance of $525 million.


                               MANAGEMENT COMMENTS

Aubrey K. McClendon, Chesapeake's Chief Executive Officer, commented, "We are very pleased to announce updated production guidance generated by the success of our Mid-Continent focused, deep-gas drilling program. Chesapeake's production growth trends are significant, sustainable and being driven by teams of geoscientists, engineers and landmen that are unmatched in their Mid-Continent talent and experience. Although Chesapeake is only the 18th largest producer of gas in the U.S. (and the 8th largest independent gas producer), the company is conducting the 3rd most active drilling program and is drilling the deepest wells in the country on average. In fact, 14 of Chesapeake's 33 operated rigs are targeting formations deeper than 15,000 feet. In addition, 4 of the 10 deepest wells currently being drilled in the U.S. are operated by Chesapeake (see attached tables)."

"Chesapeake is committed to the exploration of gas targets between 15-25,000 feet because of our conviction that it is at these depths where large new reserves of natural gas are most likely to be found in the U.S. Our deep drilling programs have been successful because of the company's unrivaled commitment to leading-edge geoscience and to building an inventory of leasehold that is second to none in the Mid-Continent. Chesapeake owns over 2.2 million net acres of leasehold and 8,000 square miles of 3-D seismic, much of which is proprietary to Chesapeake. In addition, the company will continue building the foundation for future growth by committing $100 million this year to new land and 3-D seismic acquisition and evaluation."

"Although our acquisition activity during the first quarter was extraordinary and increased our proven reserves and production by more than 20%, the size of the acquisitions and the related financings have obscured the strength of the company's underlying organic production growth. In an industry where 13 of the 20 largest gas producers experienced U.S. gas production declines in 2002, Chesapeake's ability to generate significant growth through the drillbit is increasingly distinctive."


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


                  PRESS RELEASE AND CONFERENCE CALL INFORMATION

Chesapeake has scheduled its first quarter 2003 earnings release after the close of the NYSE trading on Monday afternoon, April 28, 2003. A conference call is scheduled for Tuesday morning, April 29 at 9:00 am EDT to discuss the earnings release. The telephone number to access the conference call is 913.981.5533. For those unable to participate in the conference call, a replay will be available from 12:00 pm EDT on Tuesday, April 29 through midnight Monday, May 12, 2003. The number to access the conference call replay is 719.457.0820 and the passcode is 643335. The conference call will also be simulcast live on the Internet and can be accessed at www.chkenergy.com by selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on the website indefinitely.

This  document  includes  "forward-looking  statements"  within  the  meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our current expectations or forecasts of future events. They include statements regarding oil and gas reserve estimates, planned capital expenditures, the drilling of oil and gas wells and future acquisitions, expected oil and gas production, cash flow and anticipated liquidity, business strategy and other plans and objectives for future operations, expected future expenses and utilization of net operating loss carryforwards. Statements concerning the fair values of derivative contracts and their estimated contribution to our future results of operations are based upon market information as of a specific date. These market prices are subject to significant volatility. Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Factors that could cause actual results to differ materially from expected results are described under "Risk Factors" in Item 1 of our 2002 10K and subsequent filings with the Securities and Exchange Commission and include the volatility of oil and gas prices, our substantial indebtedness, the strength and financial resources of our competitors, the cost and availability of drilling and production services, our commodity price risk management activities, including counterparty contract performance risk, uncertainties inherent in estimating quantities of oil and gas reserves, projecting future rates of production and the timing of development expenditures, our ability to replace reserves, the availability of capital, uncertainties in evaluating oil and gas reserves of acquired properties and associated potential liabilities, declines in the values of our oil and gas properties resulting in ceiling test write-downs, drilling and operating risks, our ability to generate future taxable income sufficient to utilize our NOLs before expiration, future ownership changes which could result in additional limitations to our NOLs, adverse effects of governmental and environmental regulation, losses possible from pending or future litigation and the loss of officers or key employees. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update this information. We urge you to carefully review and consider the disclosures made in this and our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

Chesapeake Energy Corporation is one of the 8 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.

With the filing of this report on Form 8-K, we are updating the outlook on our website at www.chkenergy.com. We caution you that our outlook is given as of April 9, 2003 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CHESAPEAKE ENERGY CORPORATION


                                               BY: /S/ AUBREY K. MCCLENDON
                                               --------------------------------
                                                       AUBREY K. MCCLENDON
                                                    Chairman of the Board and
                                                     Chief Executive Officer

Dated:        April 10, 2003


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